ALLIANCEBERNSTEIN TRUST:
                             AllianceBernstein Small Cap Value Fund (the "Fund")


Supplement dated November 21, 2002 to the Prospectus dated April 1, 2002 of AllianceBernstein Trust.

This Supplement supersedes certain information under the heading "Management of the Funds - Portfolio Manager." Joseph G. Paul has replaced Andrew Moloff as the Portfolio Manager of the Fund. Mr. Paul has also assumed the position of Chief Investment Officer - Small Cap Value Equities at Alliance's Bernstein unit, with which he has been associated since prior to 1997.

You should retain this Supplement with your Prospectus for future reference.


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                             ALLIANCEBERNSTEIN TRUST:
                             AllianceBernstein Small Cap Value Fund (the "Fund")


Supplement dated November 21, 2002 to the Statement of Additional Information dated April 1, 2002 of AllianceBernstein Trust.

This Supplement supersedes certain information under the heading "Management of the Funds - Trustees and Officers." Joseph G. Paul, 42, has replaced Andrew Moloff as a Senior Vice President of Alliance Capital Management Corporation and as the Chief Investment Officer - Small Cap Value Equities at Alliance's Bernstein unit. Mr. Paul has been an investment professional in Alliance's Bernstein unit since before 1997.

You should retain this Supplement with your Statement of Additional Information for future reference.


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